As filed with the Securities and Exchange Commission on August 14, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Actions Needed Regarding Your Investment Account in Royce Global Value Trust Dear Stockholder, There are important actions that need to be taken with regard to your investment account in Royce Global Value Trust, Inc. Please note that these actions need to be taken before August 27, 2020 in order to support continuing operations. Once this matter is resolved, you will no longer receive these mailings. Call today! To address this matter, please contact our proxy solicitation representative as soon as possible: Innisfree M&A Incorporated Stockholders Call Toll Free: (877) 825-8906 Banks and Brokers Call: (212) 750-5833